U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2001

                            BUCKEYE OIL AND GAS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                                    --------
                        (Current state of incorporation)


          0-25725                                           84-1026453
          -------                                           ----------
    (Commission File No.)                                 (IRS Employer
                                                        Identification No.)


5650 Greenwood Plaza Blvd, Suite 216
        Englewood, Colorado                                    80111
----------------------------------------                     ---------
(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code: (303) 741-1118
                                                    --------------

Item 4.  Changes in Registrant's Certifying Accountant.

     On March 6, 2001, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C. contained a going concern opinion.

     Also on March 6, 2001, the Registrant engaged the accounting firm of Horton & Company, LLP, independent public accountants, to audit the Registrant's fiscal year ended December 31, 2000 and 1999, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Kish, Leake & Associates, P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated March 6, 2001, is filed as
Exhibit 16.1 to this Form 8-K.

Item 7(c).  Exhibits.

      Number        Exhibit
      ------        -------

      16.1          Letter of Resignation of Registrant's
                    independent certified accountant, Kish, Leake
                    & Associates, P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BUCKEYE OIL & GAS, INC.



                                        By:/s/ Gregory W. Skufca
                                           ---------------------------
                                           Gregory W. Skufca,
                                           President

Dated:  March 6, 2001

                      KISH, LEAKE & ASSOCIATES, P.C.
                       Certified Public Accountants

J.D. Kish, C.P.A., M.B.A.                      7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.                           Englewood, Colorado 80111
______________________________                          Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                                     Fax: (303) 779-5724
Stephanie J. Eckelkamp, C.P.A.                                    www.klacpa.com
Terri A. Kurtenbach, C.P.A.




March 6, 2001


Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission

Mail Stop 9-5
450 5th Street N.W.
Washington, D.C.  20549


We would like to inform you that we have read the disclosures provided by Buckeye Oil and Gas, Inc. (comm. file #0-25725) in its filing of Form 8-K dated March 6, 2001 and that there are no disagreements regarding the statements made under Item 4-Changes in Registrant's Certifying Accountant.

Sincerely,

s/Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.
Englewood, Colorado